UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21290

Neiman Funds
(Exact name of registrant as specified in charter)

305 Spindrift Drive, Williamsville, NY 14221
(Address of principal executive offices) (Zip code)

Daniel Neiman
305 Spindrift Drive, Williamsville, NY 14221
(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 336-0832

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

Neiman Large Cap Value Fund

No-Load Shares

TICKER: NEIMX

Annual Shareholder Report

March 31, 2026

This annual shareholder report contains important information about the Neiman Large Cap Value Fund ("Fund") for the period of April 1, 2025 to March 31, 2026. You can find additional information about the Fund at https://www.neimanfunds.com/#Literature. You can also request this information by contacting us at 1-877-385-2720.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
No-Load Shares	$151	1.34%
Management's Discussion of Fund Performance

Management attributes the Fund's performance, in comparison to that of its benchmark, to a variety of factors. The Fund's portfolio is actively managed, meaning that stocks are added and/or removed based on management's decision if the stock fits management's value criteria. The difference between the Fund and the benchmark, the S&P 500 Index (the "Index"), is the Index is a passively managed basket of 500 different stocks. Many feel that the Index is a good indicator of the performance of the entire stock market in general. As a part of the Fund's risk mitigation strategy, investors should be aware that during market upswings, the Fund may underperform the benchmark. However, during market downturns the Fund typically outperforms the benchmark. For the period covered in this report, the Fund outperformed the S&P 500 due to the combination of holding quality stocks and being patient during market downswings. The Fund will continue to hold high quality value stocks and the continued use of buying dividend-paying companies with good balance sheets and strong cash flows even when value stocks are out of favor.

How did the Fund perform over the past 10 years?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year
No-Load Shares	25.74%	10.56%	9.43%
S&P 500® Index	17.80%	12.06%	14.16%
Fund Statistics
Net Assets ($)	$52,083,993
Number of Portfolio Holdings	37
Portfolio Turnover Rate (%)	0%
Total Advisory Fees Paid (Net Waiver) ($)	$354,013

1

What did the Fund invest in?
Top Holdings (% of net assets)

Goldman Sachs Financial Square Government Fund	8.72%
Lam Research Corporation	5.54%
Costco Wholesale Corporation	4.59%
RTX Corporation	4.22%
Broadcom Inc.	3.86%
Exxon Mobil Corporation	3.58%
Apple Inc.	3.51%
Johnson & Johnson	3.10%
Sempra Energy	3.04%
NVIDIA Corporation	2.95%
Sectors (% of net assets)

*	Net Cash represents cash, cash equivalents and other assets in excess of liabilities.
Material Fund Changes

Effective August 1, 2025, the Adviser has contractually agreed to waive management fees and reimburse expenses, without recoupment, to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, indirect expenses (such as expenses of other investment companies in which the Fund invests) and extraordinary expenses) at 1.29% of its average daily net assets for No-Load shares through July 31, 2026. The fee waiver will automatically terminate on July 31, 2026, unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver or expense reimbursement before July 31, 2026.

Availability of Additional Information about the Fund

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit https://www.neimanfunds.com/#Literature.

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-877-385-2720 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

2

Neiman Large Cap Value Fund

Class A

TICKER: NEAMX

Annual Shareholder Report

March 31, 2026

This annual shareholder report contains important information about the Neiman Large Cap Value Fund ("Fund") for the period of April 1, 2025 to March 31, 2026. You can find additional information about the Fund at https://www.neimanfunds.com/#Literature. You can also request this information by contacting us at 1-877-385-2720.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Class A	$151	1.34%
Management's Discussion of Fund Performance

Management attributes the Fund's performance, in comparison to that of its benchmark, to a variety of factors. The Fund's portfolio is actively managed, meaning that stocks are added and/or removed based on management's decision if the stock fits management's value criteria. The difference between the Fund and the benchmark, the S&P 500 Index (the "Index"), is the Index is a passively managed basket of 500 different stocks. Many feel that the Index is a good indicator of the performance of the entire stock market in general. As a part of the Fund's risk mitigation strategy, investors should be aware that during market upswings, the Fund may underperform the benchmark. However, during market downturns the Fund typically outperforms the benchmark. For the period covered in this report, the Fund outperformed the S&P 500 due to the combination of holding quality stocks and being patient during market downswings. The Fund will continue to hold high quality value stocks and the continued use of buying dividend-paying companies with good balance sheets and strong cash flows even when value stocks are out of favor.

How did the Fund perform over the past 10 years?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year
Class A (with sales charge)	18.49%	9.26%	8.79%
Class A (without sales charge)	25.74%	10.56%	9.43%
S&P 500® Index	17.80%	12.06%	14.16%
Fund Statistics
Net Assets ($)	$52,083,993
Number of Portfolio Holdings	37
Portfolio Turnover Rate (%)	0%
Total Advisory Fees Paid (Net Waiver) ($)	$354,013

1

What did the Fund invest in?
Top Holdings (% of net assets)

Goldman Sachs Financial Square Government Fund	8.72%
Lam Research Corporation	5.54%
Costco Wholesale Corporation	4.59%
RTX Corporation	4.22%
Broadcom Inc.	3.86%
Exxon Mobil Corporation	3.58%
Apple Inc.	3.51%
Johnson & Johnson	3.10%
Sempra Energy	3.04%
NVIDIA Corporation	2.95%
Sectors (% of net assets)

*	Net Cash represents cash, cash equivalents and other assets in excess of liabilities.
Material Fund Changes

Effective August 1, 2025, the Adviser has contractually agreed to waive management fees and reimburse expenses, without recoupment, to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, indirect expenses (such as expenses of other investment companies in which the Fund invests) and extraordinary expenses) at 1.29% of its average daily net assets for Class A shares through July 31, 2026. The fee waiver will automatically terminate on July 31, 2026, unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver or expense reimbursement before July 31, 2026.

Availability of Additional Information about the Fund

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit https://www.neimanfunds.com/#Literature.

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-877-385-2720 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

2

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/2026	FYE 3/31/2025
Audit Fees	$15,550	$15,550
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$750	$750

Nature of Tax Fees: includes fees for services performed with respect to tax compliance.
All Other Fees: Review of Semi-Annual Financials.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted preapproval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees		FYE 3/31/2026	FYE 3/31/2025
Registrant		$3,750	$3,750
Registrant’s Investment Adviser		$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Neiman Large Cap Value Fund
		Schedule of Investments
	March 31, 2026
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Aircraft Engines & Engine Parts
11,400	RTX Corporation	$ 2,199,060	4.22%

Beverages
15,500	The Coca-Cola Company	1,178,775	2.26%

Electronic Computers
7,200	Apple Inc.	1,827,288	3.51%

Fire, Marine & Casualty Insurance
1,600	Berkshire Hathaway Inc. - Class B *	766,720	1.47%

Gas & Other Services Combined
16,300	Sempra Energy	1,583,871	3.04%

Hospitals & Medical Service Plans
1,900	UnitedHealth Group, Incorporated	514,121	0.99%

Metal Mining
8,864	Southern Copper Corporation	1,525,117	2.93%

Miscellaneous Industrial & Commercial Machinery & Equipment
3,800	Eaton Corporation PLC (Ireland)	1,359,146	2.61%

National Commercial Banks
4,000	JPMorgan Chase & Co.	1,176,640
5,600	The PNC Financial Services Group, Inc.	1,165,304
		2,341,944	4.50%

Petroleum Refining
6,900	Chevron Corporation	1,427,610
11,000	Exxon Mobil Corporation	1,866,260
7,000	Phillips 66	1,275,260
5,300	Valero Energy Corporation	1,309,524
		5,878,654	11.29%

Pharmaceutical Preparations
3,800	AbbVie Inc.	826,462
6,600	Johnson & Johnson	1,613,304
10,000	Merck & Co.	1,202,900
		3,642,666	6.99%

Radio & TV Broadcasting & Communications Equipment
6,000	QUALCOMM Incorporated	772,680	1.48%

Railroads, Line-Haul Operating
3,800	Union Pacific Corporation	921,956	1.77%

Retail - Variety Stores
2,400	Costco Wholesale Corporation	2,391,432	4.59%

Security & Commodity Brokers, Dealers, Exchanges & Services
4,700	CME Group Inc. - Class A	1,388,145	2.67%

Security Brokers, Dealers & Flotation Companies
16,200	The Charles Schwab Corporation	1,522,476	2.92%

Semiconductors & Related Devices
3,600	Analog Devices, Inc.	1,145,304
6,500	Broadcom Inc.	2,011,815
8,800	NVIDIA Corporation	1,534,720
4,000	Texas Instruments Incorporated	776,560
		5,468,399	10.50%

Services - Business Services, NEC
4,000	Accenture PLC - Class A (Ireland)	793,160	1.52%

Services - Computer Processing & Data Preparation
4,000	Alphabet Inc. - Class A	1,150,240
3,800	Automatic Data Processing, Inc.	772,084
1,700	Meta Platforms, Inc. - Class A	972,621
		2,894,945	5.56%

Services - Prepackaged Software
3,800	Microsoft Corporation	1,406,646	2.70%

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics
6,300	The Procter & Gamble Company	909,972	1.75%

Special Industry Machinery, NEC
13,500	Lam Research Corporation	2,884,410	5.54%

Tobacco Products
12,000	Altria Group Inc.	791,880
7,100	Philip Morris International, Inc.	1,173,914
		1,965,794	3.77%

Total for Common Stocks (Cost $25,342,655)		46,137,377	88.58%

REAL ESTATE INVESTMENT TRUSTS
9,100	Lamar Advertising Company - Class A	1,152,606	2.22%
Total for Real Estate Investment Trusts (Cost $709,101)

MONEY MARKET FUNDS
4,542,325	Goldman Sachs Financial Square Government Fund
	Institutional Class - 3.53% **	4,542,325	8.72%
Total for Money Market Funds (Cost $4,542,325)

	Total Investments	51,832,308	99.52%
	(Cost $30,594,081)

	Other Assets in Excess of Liabilities	251,685	0.48%

	Net Assets	$ 52,083,993	100.00%

* Non-Income Producing Security.
** The rate shown represents the 7-day yield at March 31, 2026.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Neiman Large Cap Value Fund

Statement of Assets and Liabilities
March 31, 2026

Assets:
Investments at Fair Value	$ 51,832,308
(Cost $30,594,081)
Cash	222,453
Prepaid Expenses	11,000
Receivables:
Shareholder Purchases	30,119
Dividends	73,484
Total Assets	52,169,364
Liabilities:
Due to Adviser	44,540
Payable for Shareholder Redemptions	8,700
Accrued Distribution and Service (12b-1) Fees	854
Accrued Compliance Officer Expense	1,012
Other Accrued Expenses	30,265
Total Liabilities	85,371
Net Assets	$ 52,083,993

Net Assets Consist of:
Paid In Capital	$ 30,964,136
Total Distributable Earnings (Accumulated Deficit)	21,119,857
Net Assets	$ 52,083,993

No-Load Shares
Net Assets	$ 50,819,467
Shares of Beneficial Interest Outstanding
(Unlimited number of shares authorized without par value)	1,304,475
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$ 38.96

Class A Shares
Net Assets	$ 1,264,526
Shares of Beneficial Interest Outstanding
(Unlimited number of shares authorized without par value)	32,459
Net Asset Value and Redemption Price Per Share	$ 38.96
Maximum Offering Price Per Share ($38.96/0.9425) *	$ 41.34

* Reflects a maximum sales charge of 5.75%.
The accompanying notes are an integral part of these financial statements.

Neiman Large Cap Value Fund

Statement of Operations
For the fiscal year ended March 31, 2026

Investment Income:
Dividends (Net of foreign withholding tax of $483)	$ 884,776
Total Investment Income	884,776

Expenses:
Management Fees	399,378
Transfer Agent Fees & Accounting Fees	46,559
Distribution and Service (12b-1) Fees - Class A	3,057
Administration Fees	30,000
Registration Expense	29,129
Audit Fees	19,050
Miscellaneous Expense	17,516
Legal Fees	15,002
Trustees Fees	6,000
Custody Fees	5,489
Printing and Postage Expense	4,120
Compliance Officer Expense	4,000
Insurance Expense	592
Total Expenses	579,892
Less: Expense Waiver / Expense Reimbursement	(45,365)
Net Expenses	534,527
Net Investment Income (Loss)	350,249

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	39
Net Change In Unrealized Appreciation (Depreciation) on Investments	8,533,316
Net Realized and Unrealized Gain (Loss) on Investments	8,533,355

Net Increase (Decrease) in Net Assets from Operations	$ 8,883,604

The accompanying notes are an integral part of these financial statements.

Neiman Large Cap Value Fund

Statements of Changes in Net Assets
	4/1/2025	4/1/2024
	to	to
	3/31/2026	3/31/2025
From Operations:
Net Investment Income (Loss)	$ 350,249	$ 329,344
Net Realized Gain (Loss) on Investments	39	506,290
Net Realized Gain (Loss) on Options Written	-	(71,455)
Net Change in Unrealized Appreciation (Depreciation)
on Investments and Options Written	8,533,316	993,684
Net Increase (Decrease) in Net Assets from Operations	8,883,604	1,757,863

From Distributions to Shareholders:
No-Load Shares	(302,413)	(393,206)
Class A Shares	(9,507)	(12,842)
Change in Net Assets from Distributions	(311,920)	(406,048)

From Capital Share Transactions:
Proceeds From Sale of Shares
No-Load Shares	13,776,427	5,016,294
Class A Shares	79,552	58,253
Shares Issued on Reinvestment of Dividends
No-Load Shares	301,757	392,152
Class A Shares	9,256	11,988
Cost of Shares Redeemed
No-Load Shares	(5,814,104)	(8,442,535)
Class A Shares	(219,114)	(155,151)
Net Increase (Decrease) from Shareholder Activity	8,133,774	(3,118,999)

Net Increase (Decrease) in Net Assets	16,705,458	(1,767,184)

Net Assets at Beginning of Year	35,378,535	37,145,719
Net Assets at End of Year	$ 52,083,993	$ 35,378,535

Share Transactions:
Issued
No-Load Shares	363,549	159,842
Class A Shares	2,512	1,881
Reinvested
No-Load Shares	8,507	12,531
Class A Shares	261	383
Redeemed
No-Load Shares	(164,294)	(273,790)
Class A Shares	(6,281)	(4,949)
Net Increase (Decrease) in Shares	204,254	(104,102)

The accompanying notes are an integral part of these financial statements.

Neiman Large Cap Value Fund

Financial Highlights - No-Load Class
Selected data for a share outstanding	4/1/2025		4/1/2024	4/1/2023	4/1/2022	4/1/2021
throughout each year:	to		to	to	to	to
	3/31/2026		3/31/2025	3/31/2024	3/31/2023	3/31/2022
Net Asset Value -
Beginning of Year	$ 31.23		$ 30.03	$ 26.64	$ 29.46	$ 29.98
Net Investment Income (Loss) (a)	0.31		0.29	0.42	0.35	0.26
Net Realized and Unrealized Gains (Losses)
on Investments and Options Written (b)	7.70		1.25	3.35	(2.21)	4.37
Total from Investment Operations	8.01		1.54	3.77	(1.86)	4.63

Distributions (From Net Investment Income)	(0.28)		(0.34)	(0.38)	(0.31)	(0.29)
Distributions (From Capital Gains)	-		-	-	(0.65)	(4.86)
Total Distributions	(0.28)		(0.34)	(0.38)	(0.96)	(5.15)

Net Asset Value -
End of Year	$ 38.96		$ 31.23	$ 30.03	$ 26.64	$ 29.46
Total Return (c)	25.74%		5.14%	14.29%	(6.15)%	16.51%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 50,819		$ 34,255	$ 35,985	$ 29,249	$ 28,010

Before Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	1.44%		1.46%	1.56%	1.64%	1.59%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.77%		0.92%	1.46%	1.11%	0.73%
After Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	1.34%	(d)	1.45%	1.45%	1.45%	1.45%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.88%		0.93%	1.56%	1.30%	0.87%

Portfolio Turnover Rate	0.00%		8.32%	12.13%	25.49%	20.99%

(a) Based on Average Shares Outstanding.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of
Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes the effects of applicable sales charges.
(d) Effective August 1, 2025, the Adviser contractually reduced the waiver. See Note 4.
The accompanying notes are an integral part of these financial statements.

Neiman Large Cap Value Fund

Financial Highlights - Class A
Selected data for a share outstanding	4/1/2025		4/1/2024	4/1/2023	4/1/2022	4/1/2021
throughout each year:	to		to	to	to	to
	3/31/2026		3/31/2025	3/31/2024	3/31/2023	3/31/2022
Net Asset Value -
Beginning of Year	$ 31.23		$ 30.03	$ 26.64	$ 29.46	$ 29.98
Net Investment Income (Loss) (a)	0.30		0.28	0.42	0.34	0.26
Net Realized and Unrealized Gains (Losses)
on Investments and Options Written (b)	7.71		1.26	3.35	(2.20)	4.37
Total from Investment Operations	8.01		1.54	3.77	(1.86)	4.63

Distributions (From Net Investment Income)	(0.28)		(0.34)	(0.38)	(0.31)	(0.29)
Distributions (From Capital Gains)	-		-	-	(0.65)	(4.86)
Total Distributions	(0.28)		(0.34)	(0.38)	(0.96)	(5.15)

Net Asset Value -
End of Year	$ 38.96		$ 31.23	$ 30.03	$ 26.64	$ 29.46
Total Return (c)	25.74%		5.14%	14.29%	(6.15)%	16.51%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 1,265		$ 1,123	$ 1,161	$ 1,358	$ 1,581

Before Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	1.69%		1.71%	1.81%	1.89%	1.84%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.51%		0.64%	1.19%	0.86%	0.48%
After Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	1.34%	(d)	1.45%	1.45%	1.45%	1.45%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.86%		0.91%	1.55%	1.30%	0.87%

Portfolio Turnover Rate	0.00%		8.32%	12.13%	25.49%	20.99%

(a) Based on Average Shares Outstanding.
(b) Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of
Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes the effect of applicable sales charges.
(d) Effective August 1, 2025, the Adviser contractually reduced the waiver. See Note 4.
The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
Neiman Large Cap Value Fund
March 31, 2026

1.) ORGANIZATION
Neiman Large Cap Value Fund (the “Fund”) is a diversified series of the Neiman Funds (the “Trust”), an open-end management investment company. The Trust was organized in Ohio as a business trust on January 3, 2003, and may offer shares of beneficial interest in a number of separate series; each series representing a distinct fund with its own investment objectives and policies. As of March 31, 2026, there are seven series authorized by the Trust. Neiman Funds Management LLC is the adviser to the Fund (the “Adviser”). The Fund currently offers No-Load Class shares and Class A shares. The Fund (No-Load shares) commenced operations on April 1, 2003. Class A shares commenced operations on August 1, 2012. The classes differ principally in their respective distribution expenses (see Note 5) and arrangements as well as their respective sales charge structure. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. No-Load shares of the Fund are offered at net asset value without an initial sales charge. Class A shares are subject to an initial maximum sales charge of 5.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases, in accordance with the Fund’s prospectus. The Fund’s investment objective is to seek long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund follows the significant accounting policies described in this section:

REPORTING SEGMENTS
The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and the role, the Chief Investment Officer at the Adviser is deemed to be the Chief Operating Decision Maker.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

OPTION WRITING
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the written option. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain; or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Effective July 31, 2024, the Fund no longer engages in writing covered call options.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the fiscal year ended March 31, 2026, the Fund did not incur any interest or penalties.

In December 2023, the FASB issued Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. As a result of the Fund's continued compliance with the IRC requirements of regulated investment companies and the Fund's limited exposure to foreign withholding taxes on dividends received, management has determined that there is no material impact of the ASU on the Fund's financial statements.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated pro-rata to the funds in the Trust based on the total number of funds in the Trust at the time the expense was incurred or by another appropriate basis. Class specific expenses are borne by each specific class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors; including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including REITs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid price, it is generally categorized as a level 2 security. If market prices are not available or, in the opinion of Fund management including as informed by the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Fund through the Adviser may value the Fund’s assets at their fair value according to policies approved by the Fund’s Board. Such securities are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the fund and are classified in level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2026:

Valuation Input of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 46,137,377	$ -	$ -	$ 46,137,377
Real Estate Investment Trusts	1,152,606	-	-	1,152,606
Money Market Funds	4,542,325	-	-	4,542,325
Total	$ 51,832,308	$ -	$ -	$ 51,832,308

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets or liabilities during the fiscal year ended March 31, 2026.

The Fund did not invest in derivative instruments during the fiscal year ended March 31, 2026.

4.) INVESTMENT ADVISORY AGREEMENT
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with Neiman Funds Management LLC. Under the terms of the Investment Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.

The Adviser earns an annual management fee of 1.00% of the Fund’s average daily net assets. For the fiscal year ended March 31, 2026, the Adviser earned management fees totaling $399,378 before the waiver of management fees and reimbursement of expenses described below. Effective August 1, 2025, the Adviser has contractually agreed to waive management fees and reimburse expenses, without recoupment, to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, indirect expenses (such as expenses of other investment companies in which the Fund invests) and extraordinary expenses) at 1.29% of its average daily net assets for No-Load Class shares and at 1.29% of its average daily net assets for Class A shares through July 31, 2026. Prior to August 1, 2025, the Adviser contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, indirect expenses (such as expenses of other investment companies in which the Fund invests) and extraordinary expenses) at 1.45% of its average daily net assets for No-Load Class, and at 1.45% of its average daily net assets for Class A Shares. The fee waiver will automatically terminate on July 31, 2026, unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver or expense reimbursement before July 31, 2026.

For the fiscal year ended March 31, 2026, the Adviser waived fees and/or reimbursed expenses in the amounts of $40,972 and $4,393 with no recapture provision for No Load and Class A, respectively. The Fund owed the Adviser $44,540 at March 31, 2026. Certain officers and directors of the Adviser are also officers and/or Trustees of the Trust.

5.) DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
The Trust, with respect to the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows the Fund to pay distribution and other fees (“12b-1 fees”) for the sale and distribution of the Fund’s Class A shares and for services provided to shareholders by Arbor Court Capital LLC (the “Distributor”) or the Adviser. The Plan permits the Fund to pay the Distributor and the Adviser 12b-1 fees as compensation for their services and expenses in connection with the distribution of Fund shares. The Distributor must approve all payments made under the Plan and may pay any or all amounts received under the Plan to other persons, including the Adviser, for distribution, promotional or shareholder support services. Up to 0.25% of the 12b-1 fee may be used as a shareholder servicing fee. The Class A shares pay an annual 12b-1 fee equal to 0.25% of its average daily net assets. During the fiscal year ended March 31, 2026, there was $3,057 of 12b-1 fees incurred by Class A shares. As of March 31, 2026, the Fund had an accrued liability of $854 which represents 12b-1 fees accrued and available for payment for qualified expenses under the Plan.

6.) RELATED PARTY TRANSACTIONS
During the fiscal year ended March 31, 2026, certain owners of the Adviser earned financial benefits from the sale of Fund shares through Peak Brokerage Services, LLC (“Peak”), a FINRA registered broker/dealer. During fiscal year ended March 31, 2026, Peak earned $1,087 from the sale of the Fund’s Class A shares, a portion of which was paid to owners of the Adviser. Additionally, during the year ended March 31, 2026, Peak earned $1,932 associated with trailing commissions of the Fund’s Class A, which are paid from available class specific accrued 12b-1 fees. A portion of these fees were paid to owners of the Adviser.

Also, Daniel Neiman, in his role as Chief Compliance Officer of the Fund, received $4,000 for his services during the fiscal year ended March 31, 2026. Mr. Neiman is a control person of the Adviser and President of the Trust. The Fund owed the Chief Compliance Officer $1,012 at March 31, 2026.

7.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended March 31, 2026, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $5,360,820 and $106, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2026, Charles Schwab & Co. and National Financial Services LLC for the benefit of their customers, owned, in the aggregate, 25.63% and 66.47%, respectively, of the Fund between the No Load Class and Class A, and therefore may be deemed to control the Fund. The Trust does not know whether any underlying accounts held at Charles Schwab & Co. or National Financial Services LLC, owned or controlled 25% or more of the voting securities of the Fund.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at March 31, 2026, was $30,633,609.

At March 31, 2026, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$21,419,881	($221,182)	$21,198,699

The tax character of distributions for the No-Load Class was as follows:

	Year Ended	Year Ended
	March 31, 2026	March 31, 2025
Ordinary Income:	$ 302,413	$ 393,206
Long-term Capital Gain:	-	-
	$ 302,413	$ 393,206

The tax character of distributions for the Class A was as follows:

	Year Ended	Year Ended
	March 31, 2026	March 31, 2025
Ordinary Income:	$ 9,507	$ 12,842
Long-term Capital Gain:	-	-
	$ 9,507	$ 12,842

As of March 31, 2026, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

Undistributed Ordinary Income		$ 153,929
Other Accumulated Gains (Losses)		(232,771)
Unrealized Appreciation (Depreciation) - Net		21,198,699
$ 21,119,857

As of March 31, 2026, the differences between book basis and tax basis unrealized appreciation are attributable to the tax deferral of losses on wash sales. As of March 31, 2026, other accumulated losses are attributable to losses on straddles from options of $22,740 and an available capital loss carryforward of $210,031, which for federal tax purposes is short-term with no expiration. During the fiscal year ended March 31, 2026, the Fund utilized $39 of available short-term capital loss carryforward.

11.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund's NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund's portfolio will be adversely affected. As of March 31, 2026, the Fund had 30.81% of the value of its net assets invested in stocks within the Information Technology sector.

12.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Neiman Large Cap Value Fund and
Board of Trustees of Neiman Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neiman Large Cap Value Fund (the “Fund”), a series of Neiman Funds, as of March 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

/s/ Cohen & Company, Ltd.
COHEN & COMPANY, LTD.
Greenwood Village, Colorado
May 22, 2026

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At a meeting held on March 10, 2026, the Board of Trustees (the “Board” or the “Trustees”) considered the continuance of the Management Agreement between the Trust and the Adviser (the "Management Agreement" or "Agreement"), on behalf of the Large Cap Value. Legal Counsel reviewed the memorandum provided by Thompson Hine LLP and explained that, in consideration of the continuance of the Agreement, the Board should review as much information as is reasonably necessary to evaluate the terms of the contract and determine whether it is fair to the Fund and its shareholders. Legal Counsel also explained that the Adviser has provided information to the Trustees for evaluation of the continuance of the Agreement.

In renewing the Management Agreement, the Board received materials from the Adviser (the "Report") addressing the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee level reflects these economies of scale for the benefit of shareholders.

As to the performance of the Fund, the Report included information regarding the performance of the Fund as compared to funds of similar style and objective as represented by the Morningstar US Large Value category; and a sub-set of this Morningstar group that reflected funds of similar size. The performance data was through the quarter ended December 31, 2025, and both Fund share classes had the same performance. The Report also included comparative performance information for the Fund's benchmark index, the S&P 500 Index. The report indicated that the Fund outperformed the S&P 500 Index and Morningstar category for the one-year period and while slightly lagging the Morningstar category for the 3-, 5-, and 10-year periods. The Board observed the Fund trailed the S&P 500 Index for the 3-year period while modestly lagging the index in the 5- and 10-year periods. The Adviser reminded the Trustees that long term performance measures were tempered by the Fund's prior use of a covered call strategy, which caused the Fund to underperform in strong market conditions. The Adviser also explained the Fund's portfolio is focused on value stocks which makes a pure comparison to the S&P 500 Index less appropriate. The Trustees concluded that the Fund's long-term performance was consistent with their expectations relative to the Morningstar category and as well as consistent with their expectation compared to the S&P 500 Index after taking into account the portfolio composition, and lack of expenses for the S&P 500 Index as compared to the Fund. After further discussion, the Trustees concluded Fund performance was acceptable.

As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities. The representative of the Adviser summarized the information provided to the Board. The Trustees reviewed the Adviser's financial condition and the portfolio manager's background and investment management experience. They observed that there were no changes in the personnel managing the Fund nor in the business or organization of the Adviser. The representative of the Adviser reviewed and discussed with the Board the Adviser's Form ADV and the Rule 17j-1 Code of Ethics certifications. The representative of the Adviser also discussed the compliance services provided to the Fund by the Adviser. The Trustees discussed the quality of the Adviser's compliance efforts. The Adviser also provided to the Trustees a recent profit and loss statement and financial stability letter, which led the Trustees to conclude that the Adviser has sufficient financial resources. The Trustees further discussed the Adviser's financial condition and determined it was satisfactory in relation to the Adviser's obligations to the Fund. After reviewing the foregoing and further information from the Adviser, the Board concluded that the quality, extent, and nature of the services being provided by the Adviser were satisfactory.

As to the cost of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund, it was noted that the Adviser is waiving a portion of its management fee under an expense limitation agreement. Materials submitted by the Adviser represented that the adviser charged a 1.0% management fee but that the Adviser has waived fees to limit the Fund's operating expense (with certain exclusions) to 1.29% of its average daily net assets for shares of the No-Load Class and 1.29% of its average daily net assets for Class A Shares. In addition, materials submitted by the Adviser showed reasonable profitability for the twelve-month period ended December 31, 2025. Counsel indicated that the Board should evaluate the profitability information against the management fee in making its determination. The Trustees then reviewed the Adviser's profitability analysis on a pre- and post-indirect expenses basis. The Trustees noted the gross profit margin did not include any imputed portfolio manager or support personnel expense, which would significantly reduce profits to a loss. The Trustees noted that even after backing out the marketing element of indirect expenses for which the Adviser is not engaged under the Management Agreement, gross profits were still reasonable and the Adviser would be considered unprofitable or only slightly profitable after imputed portfolio manager and support personnel costs. The Trustees then reviewed the indirect fees received by the partial owners of the Adviser, for the period of January 1, 2025, through December 31, 2025, in their capacity as Registered Representatives with Peak Brokerage Services, LLC (Peak) and/or Registered Representatives in their Peak branch office(s). It was noted that they have received approximately $1,395, collectively, in sales charges and trailer fees related to the Fund. The Trustees concluded that these fees were reasonable, accepted the report, and concluded the fees did not materially change their profitability analysis. The Trustees concluded there were no material indirect benefits to the Adviser or its affiliates. In total, the Trustees concluded the Adviser's profits are not excessive and excessive profitability is not a current concern.

Turning to the level of the management fee and expenses, the Trustees were presented with a comparative analysis of advisory fees and expense ratios drawn from the Morningstar Large Cap Value category; and a sub-set of this Morningstar group that reflected funds of a similar size and class structure. The Trustees noted that each class of the Fund had a net expense ratio (which includes any acquired fund fees and expenses) of 1.30%, which was slightly higher than the average net expense ratio (which includes any acquired fund fees and expenses) for the Morningstar sub-set, but within the range of reasonable expenses. The Trustees also noted that the management fee of 1.00% was above the average of the Morningstar category, but within the range of reasonable fees. The Trustees also recognized that the Adviser is capped the Fund's expense ratio, and therefore, the net management fee may be substantially less than the gross management fee depending on the net assets of the Fund. After further discission and having considered the comparative data as described above, the Trustees concluded that the Fund's management fee and expense ratios were reasonable.

As for potential economies of scale, the Trustees discussed and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees agreed they would revisit the issue of economies of scale with the Adviser as Fund assets continued to grow to the point that a further assessment of any realized economies of scale can be made. Again, the Trustees noted that the Adviser has contractually agreed to waive management fees and reimburse expenses to the extent necessary to limit annual operating expenses of the Fund and noted that as the Fund grows the expense ratios should decrease.

The Trustees reported that after further consideration (including a majority of the independent Trustees), they were satisfied with the performance of the Fund. They concluded that the nature and extent of services provided by the Adviser was consistent with the Board's expectations. The Trustees concluded that the Adviser had sufficient resources and had provided quality advisory services to the Fund, agreed that that the management fee was reasonable, and that the Adviser was not overly profitable. The Trustees agreed that the fee waiver for the Fund capped the expenses and that additional economies of scale would not be a material consideration until the Fund is substantially larger but noted that the Adviser was committed to revisiting the issue of reducing fees as economies of scale are realized. It was the consensus of the Trustees, including the independent Trustees, that renewal of the Agreement would be in the best interest of the Fund.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neiman Funds

By: /s/Daniel Neiman
Daniel Neiman
President

Date: 5/28/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Daniel Neiman
Daniel Neiman
President (Principal Executive Officer)

Date: 5/28/2026

By: /s/Daniel Neiman
Daniel Neiman
Chief Financial Officer (Principal Financial Officer)

Date: 5/28/2026